SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                SFB Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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

                         [SFB Bancorp, Inc. Letterhead]









April 17, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SFB Bancorp, Inc., (the "Company"), I cordially invite you to attend the first Annual Meeting of Stockholders to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on Monday, June 1, 1998, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Crisp Hughes Evans LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                         Sincerely,


                                         /s/Peter W. Hampton
                                         ---------------------------------------
                                         Peter W. Hampton
                                         President

--------------------------------------------------------------------------------
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of SFB Bancorp, Inc. ("the Company"), will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on Monday, June 1, 1998, at 2:00 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of two directors of the Company;

2. The approval of the SFB Bancorp, Inc. 1998 Stock Option Plan (the "1998 Stock Option Plan" or "Option Plan");

3. The approval of the Security Federal Bank Restricted Stock Plan (the "Restricted Stock Plan" or "RSP");

4. The ratification of the appointment of Crisp Hughes Evans LLP, as independent auditors of the Company for the fiscal year ending December 31, 1998; and

5. Such other matters as may properly come before the Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on April 10, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Peter W. Hampton, Jr.
                                              ----------------------------------
                                              Peter W. Hampton, Jr.
                                              Secretary
Elizabethton, Tennessee
April 17, 1998


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 1, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SFB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on June 1, 1998, 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 17, 1998. The Company acquired all of the outstanding stock of Security Federal Bank (the "Bank") issued in connection with the completion of the Bank's mutual-to-stock conversion on May 29, 1997 (the "Conversion").

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the approval of the 1998 Stock Option Plan,
(iii) the approval of the Restricted Stock Plan, (iv) the ratification of the appointment of Crisp Hughes Evans LLP, as independent auditors of the Company for the fiscal year ending December 31, 1998, and (v) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

         The approval of the 1998 Stock Option Plan provides for authorizing the issuance of an additional 76,700 shares of common stock of the Company ("Common Stock") upon the exercise of stock options to be awarded to officers, directors, key employees and other persons providing services to the Company or any present or future parent or subsidiary of the Company from time to time. The approval of the Restricted Stock Plan provides for authorization to issue up to an additional 30,680 shares of Common Stock upon awards to personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries from time to time. At the present time, the Bank intends to acquire such Common Stock for RSP purposes through open-market purchases. The RSP has the authority, however, to purchase such Common Stock directly from the Company. Approval of the Option Plan and the RSP may be deemed to have certain anti-takeover effects with regard to the Company. See "Approval of the 1998 Stock Option Plan - Effect of Mergers, Change of Control and Other Adjustments, and Possible Dilutive Effects of the Option Plan" and "Approval of the Restricted Stock Plan - Possible Dilutive Effects of RSP."

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Employees, officers, and directors of the Company have an interest in certain matters being presented for stockholder approval. Upon stockholder approval, employees, officers, and directors of the Company may be granted stock options and restricted stock awards pursuant to the 1998 Stock Option Plan and the Restricted Stock Plan. The approval of the 1998 Stock Option Plan and the RSP are being presented as Proposal II and Proposal III, respectively. See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and directors.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on April 10, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 767,000 shares of Common Stock issued and outstanding.

         The charter of the Company ("Charter") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Charter and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Charter), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Charter, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the approval of the 1998 Stock Option Plan as set forth in Proposal II, the approval of Restricted Stock Plan as set forth in Proposal III, and the ratification of independent auditors as set forth in Proposal IV, by checking the appropriate box, a stockholder may: vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, Proposals II, III and IV and any other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of March 15, 1998, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at that date.

                                                                    Percent of Shares
                                             Amount and Nature of     of Common Stock
Name and Address of Beneficial Owner         Beneficial Ownership     Outstanding
------------------------------------         --------------------     -----------
Security Federal Bank
Employee Stock Ownership Plan ("ESOP")
632 East Elk Avenue
Elizabethton, Tennessee 37643 (1)                    61,360               8.0%

Mr. Terry Maltese
Malta Hedge Fund, L.P.
Malta Partners, L.P.
Sandler O'Neill Asset Management LLC
SOAM Holdings, LLC
712 Fifth Avenue, 22nd Floor
New York, New York 10019 (2)                         40,600               5.3%

All directors and executive officers of the
Company as a group (7 persons) (3)                   49,380               6.4%


 -------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of non-employee directors Tetrick, Crockett, and Julian T. Caudill to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Voting Record Date, 6,136 shares have been allocated under the ESOP to participant accounts.
(2) Based upon a Schedule 13D filed with the Securities and Exchange Commission, dated December 16, 1997, for which shared voting and dispositive power is shown with respect to 40,600 shares.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 59,301 shares (61,360 shares minus 2,059 shares allocated to executive officers) held by the ESOP over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1997 fiscal year.

--------------------------------------------------------------------------------
                PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES
      FOR DIRECTOR, DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Charter requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of six members. Two directors will be elected at the Meeting to serve for a three-year term or until their successors have been elected and qualified.

         John R. Crockett, Jr. and Julian T. Caudill have been nominated by the Board of Directors to serve as directors. Messrs. Crockett and Caudill are currently members of the Board and have been nominated for a three-year term to expire in 2000. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                                                               Shares of
                                                                                              Common Stock
                                                                              Current         Beneficially
                                                           Year First          Term           Owned as of
                                                           Elected or           to             March 15,           Percent
Name and Title                              Age(1)        Appointed(2)        Expire            1998 (3)             Owned
--------------                              ------        ------------        -------          ---------            ------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Julian T. Caudill
Director                                      79              1963             1997             5,000(4)             --(5)

John R. Crockett, Jr.
Treasurer and Director                        77              1963             1997                --(4)             --(5)

DIRECTORS CONTINUING IN OFFICE

Estill L. Caudill, Jr.
Director                                      81              1963             1998               100                --(5)

Peter W. Hampton
President and Director                        78              1963             1998            18,700               2.4%

Peter W. Hampton, Jr.
Secretary and Director                        47              1994             1999            10,000               1.3%

Donald W. Tetrick
Director                                      80              1963             1999            10,095(4)            1.3%


-------------
(1)  At December 31, 1997
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Excludes 61,360 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Tetrick, Crockett, and Julian T. Caudill to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP
     Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 6,136 shares have been allocated under the ESOP to participant accounts.
(5)  Less than 1.0% or not applicable.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                                Age as of
Name                        December 31, 1997    Positions Held With the Company
----                        -----------------    -------------------------------

Peter W. Hampton                   78            President and Director

Peter W. Hampton, Jr.              47            Secretary and Director

John R. Crockett, Jr.              77            Treasurer and Director

Bobby K.S. Hyatt                   29            Principal Accounting Officer


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank in May, 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Director and Executive Officer Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Estill L. Caudill, Jr. has been a member of the Board of Directors of the Bank since 1963 and of the Company since its formation. Mr. Caudill is a retired physician. Mr. Caudill is the brother of Julian T. Caudill.

         Julian T. Caudill has been a member of the Board of Directors of the Bank since 1963 and of the Company since its formation. Mr. Caudill is a retired pharmacist. Mr. Caudill is a member of the Elizabethton Rotary Club and the American Cancer Society. He is the brother of Estill L. Caudill, Jr.

         John R. Crockett, Jr. has been a member of the Board of Directors and Treasurer and Secretary of the Bank since 1963. He has been a member of the Board of the Company and its Treasurer since the Company's formation. Mr. Crockett is a retired realtor.

         Peter W. Hampton has been the President and a member of the Board of Directors of the Bank since 1963, and of the Company since 1997. Mr. Hampton is a member of the Elizabethton/Carter County Economic Development Commission and the Carter County Chamber of Commerce. Mr. Hampton is the father of Peter W. Hampton, Jr.

         Peter W. Hampton, Jr. has been a member of the Board of Directors of the Bank since 1994 and has served as Vice Chairman of the Board since December 1996. Mr. Hampton has also been a Director of the Company's Board, and its Secretary, since the Company's formation in 1997. Since 1977, Mr. Hampton has been an attorney in the law firm of Hampton & Street and has been employed as our General Counsel since 1994. Mr. Hampton is the son of Peter W. Hampton.

         Donald W. Tetrick has been Chairman of the Bank's Board of Directors since 1963 and has served the Company in the same capacity since its formation. Mr. Tetrick is the Secretary of the

Elizabethton Kiwanis Club, the Carter County Chamber of Commerce and a member of the Board of Directors of First United Methodist Church. Mr. Tetrick is also a retired funeral home director.

         Bobby K.S. Hyatt has been the Principle Accounting Officer of the Company since 1997 and an Assistant Vice President of the Bank since 1995. Prior to that he was an accountant with the firm of T. Alan Walls, C.P.A., P.C. and prior to that he was employed by the Bank. He received his certified public accountant designation in 1993.

Nominations for Director

         Pursuant to Article II, Section 15 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Company that is delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company;
provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting is to be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1997, the Board of Directors held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during the year ended December 31, 1997.

         All of the directors are members of the executive/loan committee. The executive/loan committee is principally responsible for (i) insuring that our lending policies are implemented and observed, (ii) approving certain loan applications, and (iii) approving other operational and administrative matters. The executive/loan committee met 52 times during the fiscal year ended December 31, 1997.

         The Compensation and Benefits Committee is comprised of the entire Board of Directors. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 1997 fiscal year.

         The Audit Committee is comprised of Directors Donald W. Tetrick,  Peter
W. Hampton, Jr. and Julian T. Caudill. This standing committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1997 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each of the directors is paid a monthly fee of $600. Additionally, each director is also a member of the Executive/Loan Committee and receives a fee of $35 per meeting attended. Total aggregate fees paid to the current directors for the year ended December 31, 1997 were $53,140.

         Directors will receive awards of stock options and restricted stock under the 1998 Stock Option Plan and the RSP upon stockholder approval of these plans. See "Proposal II -- Approval of the 1998 Stock Option Plan" and "Proposal III -- Approval of the Restricted Stock Plan" herein.

Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.


         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the years ended December 31, 1997 and 1996 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                               Annual Compensation
                               -------------------
                                                                                                                   All
Name and                       Fiscal                                            Other Annual                      Other
Principal Position              Year         Salary ($)     Bonus ($)         Compensation ($) (1)            Compensation ($)
-------------------             ----         ----------     ---------         --------------------            ----------------

Peter W. Hampton                1997         77,295          24,000                  10,238                       13,542(2)
President
                                1996         73,614          24,500                   9,280                        9,811(3)

----------------
(1) Consists of director and committee fees of $7,750, and $1,530 for health, life and disability insurance premiums paid on behalf of the executive in 1996, and $8,715 and $1,523 respectively, for these fees and premiums in 1997.
(2) Includes contributions allocated under the ESOP of $13,542, resulting in the allocation of 1,354 shares of common stock with a market value of $20,483 as of December 31, 1997.
(3)  Consists of payments made on behalf of the executive to our Savings Plan.

         Employment Agreement. The Bank entered into an employment agreement with Peter W. Hampton, President of the Bank ("Agreement"). Mr. Hampton's base salary under the Agreement is $73,614. The Agreement has a term of three years and may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Hampton without just cause, Mr. Hampton will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. The Agreement contains a provision stating that in the event of the termination of employment in connection with a change in control of the Bank, Mr. Hampton will be paid a lump sum amount equal to 2.99 times his five year average annual taxable compensation. If such payments had been made under the Agreement as of December 31, 1997, such payments would have equaled approximately $265,000. The Agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Hampton shall become disabled during the term of the Agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 60% of such base salary for the remaining term of such Agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

         Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan ("ESOP") for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Savings Bank and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Common Stock. The ESOP has borrowed funds from the Company in order to purchase Common Stock in the Conversion. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Bank is contributing $61,360 annually to the ESOP to meet principal obligations under the ESOP loan. This loan is expected to be fully repaid by the year 2006.

         Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of total compensation. All participants must be employed at least 1,000 hours in a plan year or shall have terminated employment due to disability, death or retirement in order to receive an allocation for such plan year. Participant benefits become partially vested in the ESOP each year over a seven year period of service, with 100% vested after seven years of service. Employment prior to the adoption of the ESOP shall count toward vesting. Vesting will be accelerated upon retirement, death, disability or termination of the ESOP. Benefits may be payable in the form of a lump sum upon retirement, death, disability or separation from service. The Bank's contributions to the ESOP are discretionary; therefore, benefits payable under the ESOP cannot be estimated.

         Savings Plan. The Bank sponsors a tax-qualified defined contribution savings and retirement plan ("Savings Plan") for the benefit of the Bank's employees. The funds contributed are deposited in savings accounts with the Bank. Employees become eligible to participate under the Savings Plan after reaching age 21 and completing one year of service. Benefits are payable upon termination of employment, retirement, death, disability, or plan termination. Normal retirement age under the Savings Plan is age 65.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

         Peter W. Hampton, Jr., is a partner of the law firm of Hampton & Street in Elizabethton, Tennessee. The Bank retains the services of Mr. Hampton's firm, and the firm performs certain legal work for the Bank. Fees paid to the law firm by the Bank's borrowers for services performed on the Bank's behalf were $68,535 during 1997 and $65,000 during 1996.

--------------------------------------------------------------------------------
              PROPOSAL II - APPROVAL OF THE 1998 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors has adopted the 1998 Stock Option Plan. The Option Plan is subject to approval by the Company's stockholders. Pursuant to the Option Plan, up to 76,700 shares of Common Stock equal to up to 10% of the total Common Stock issued in the Conversion are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank. The Option Plan, which shall become effective upon the date of approval of the Option Plan by the stockholders of the Company ("Effective Date"), provides for a term of ten years, after which time no awards may be made. The following summary of the material features of the Option Plan is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Exhibit A.

         The Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non- Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Options to be awarded to employees, officers, and directors shall be conditioned upon receipt of stockholder approval of the Option Plan. Options awarded to employees, officers, and directors become first exercisable at a rate of 20% annually commencing on the date of grant, except upon the death, disability or retirement of the Optionee, or upon a change in control of the Company. In the event of the death, disability or retirement of an Optionee, or a change in control (as such term is described in the Option Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

         Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability, death or retirement, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, retirement, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an the Option, then the exercise price per share of the Option shall be not less than the average of the highest and lowest selling price of the Common Stock on such exchange on the date such Option is granted or, if there were no sales on said date, then the exercise price shall be not less than the mean between the last bid and ask price on such date. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an incentive stock option.

         No shares of Common Stock shall be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee, except to the extent that dividend equivalent rights are awarded under the Option Plan. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the Option Plan.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any participant under the Plan, and whether Awards granted to each such participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock subject to Options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 7.5% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 28% of the total number of Shares authorized for delivery under the Plan.

         Pursuant to the terms of the Option Plan, Non-Incentive Stock Options to purchase 5,752 shares of Common Stock will be granted to each non-employee Director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty (20) percent of the Options granted to non-employee directors on the Effective Date will be first exercisable as of the Effective Date and 20% annually thereafter, during such period of service as a Director or a Director Emeritus. Such Options granted to non-employee directors will remain exercisable for up to ten years from such date of grant. Upon the death, disability or retirement of a Director or Director Emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding option awards shall become immediately exercisable in the event of a change in control of the Company or the Bank. Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee or Change in Control, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

         The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the Option Plan.

                                NEW PLAN BENEFIT
                             1998 STOCK OPTION PLAN
                             ----------------------
                                                            Number of Options
Name and Position                       Dollar Value(1)       to be Granted
-----------------                       ---------------       -------------
Peter W. Hampton
  Director and President..............         N/A             21,476(2)(3)
Peter W. Hampton, Jr.
  Director and Secretary..............         N/A             19,942(2)(3)
Estill L. Caudill, Jr.
  Director............................         N/A              5,752(3)(4)
Julian T. Caudill
  Director............................         N/A              5,752(3)(4)

                                                            Number of Options
Name and Position                       Dollar Value(1)       to be Granted
-----------------                       ---------------       -------------

John R. Crockett, Jr.
  Director and Treasurer..............         N/A              5,752(3)(4)(5)
Donald W. Tetrick
  Director............................         N/A                 5,752(3)(4)
Executive Officer Group (3 persons)...         N/A                44,486(5)
Non-Executive Officer Director Group
  (4 persons).........................         N/A                23,008(5)
Non-Executive Officer Employee Group
  (11 persons) .......................         N/A                 6,136


-----------------
(1) The exercise price of such Options shall be equal to the Fair Market Value of the Common Stock on the date of stockholder approval of the Option Plan. Accordingly, the dollar value of the options was not determinable at the time of mailing this Proxy Statement. On April 7, 1998, the last reported bid price on the OTC Bulletin Board was $15 3/4 per share. It is intended that Options awarded to Mr. Hampton and to the directors as of the Effective Date shall include Dividend Equivalent Rights. Future Awards under the Plan may also include Dividend Equivalent Rights.
(2)  Options  awarded to officers and employees  will be exercisable as follows:
     Options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death, disability, retirement, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(3) Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(4) Options awarded to directors are first exercisable at a rate of 20% on the date of stockholder approval of the Option Plan and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, retirement or a change in control of the Company or the Bank, such awards shall be 100% exercisable.
(5) Awards to John R. Crockett, Jr., non-employee Director and Treasurer, are classified under "Non- Executive Officer Director Group." Only Executive Officers that are employees are classified under "Executive Officer Group."

Dividend Equivalent Rights

         The Committee, in its sole discretion, may include as a term of any Option, the right of the Optionee to receive Dividend Equivalent Rights. Such rights shall provide that upon the payment of a dividend on the Common Stock, the holder of such Options shall receive payment of compensation in an amount equivalent to the dividend payable as if such Options had been exercised and such Common Stock held as of the dividend record date. Such rights shall expire upon the expiration or exercise of such underlying Options. Such rights are nontransferable and shall attach to Options whether or not such Options are immediately exercisable. The dividend equivalent payments associated with Options that are not yet immediately exercisable shall be paid within 30 days of the related dividend payment date. All Options granted to non-employee directors of the Company or the Bank as of the Effective Date in accordance with the Plan are intended to have Dividend Equivalent Rights associated with such Options.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately, except to the extent that the Optionee shall otherwise receive payments associated with Dividend Equivalent Rights attributable to such Options with regard to such special or non-recurring cash dividends.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the OTS or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax qualified employee stock benefit plan which is exempt from the approval requirements set forth under 12 C.F.R. ss.574.3(c)(1)(vi).

         In the event of such a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such
Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such

Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Charter. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan (except for adjustments in the Common Stock of the Company), materially increase the benefits accruing to Optionees under the Option Plan, or materially modify the requirements for eligibility for participation in the Option Plan, unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

         The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 76,700, shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income, including the receipt of cash paid related to Dividend Equivalent Rights.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan will be considered outstanding for purposes of calculating fully diluted earnings per share.

Stockholder Approval

         Stockholder approval of the Option Plan is being sought in order to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code. An affirmative vote of the majority of the votes cast at the Meeting, in person or by proxy, is required to constitute stockholder approval of this Proposal I.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1998 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
              PROPOSAL III - APPROVAL OF THE RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company has adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. The Bank will contribute sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 30,680 shares of Common Stock) in the open market. Alternatively, the RSP may purchase authorized but unissued shares of Common Stock or treasury shares from the Company. All of the Common Stock to be purchased by the RSP will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the RSP will be made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the RSP which is qualified in its entirety by reference to the complete provisions of the RSP which is attached hereto as Exhibit B.

Awards Under the RSP

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non- forfeitable. Twenty (20%) of such awards shall be earned and non-forfeitable as of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be paid within 30 days of the dividend payment date without regard to the vested status of such Plan Share Awards. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, retirement or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, retirement or a change in control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death, disability or retirement of such director, or a change in control of the Company or the Bank, and will be distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 30% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 7.5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the RSP as authorized pursuant to the terms of the RSP or the anticipated actions of the RSP Committee.

                                NEW PLAN BENEFITS
                              RESTRICTED STOCK PLAN
                              ---------------------

Name and Position                     Dollar Value $(1)  Number of Shares (2)(3)
-----------------                     -----------------  -----------------------
Peter W. Hampton
  Director and President ............       144,963                9,204
Peter W. Hampton, Jr.
  Director and Secretary.............       115,967                7,363
Estill L. Caudill, Jr.
  Director...........................        36,240                2,301
Julian T. Caudill
  Director...........................        36,240                2,301
John R. Crockett, Jr.
  Director and Treasurer.............        36,240                2,301(4)
Donald W. Tetrick
  Director...........................        36,240                2,301
Executive Officer Group (3 persons)..       280,255               17,794(4)
Non-Executive Officer Director
  Group (4 persons)..................       144,963                9,204(4)
Non-Executive Officer Employee
  Group (11 persons).................        57,960                3,680

-----------------
(1) These values are based on the last reported bid price for the Common Stock as reported on the OTC Bulletin Board on April 7, 1998, which was $15 3/4 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards. Accordingly, the exact dollar value is not presently determinable.
(2) All Plan Share Awards presented herein shall be earned at the rate of 20% on the date of stockholder approval of the RSP and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, retirement or termination of service following a change in control (as defined in the RSP).
(3) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(4) Awards to John R. Crockett, Jr., a non-employee Director and Treasurer are classified under "Non- Executive Officer Director." Only executive officers that are employees are classified under "Executive Officer."

Amendment and Termination of the Plan

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP (except for adjustments in the Common Stock of the Company), materially increase the benefits accruing to participants under the RSP, or materially modify the requirements for eligibility for participation in the RSP, unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of RSP

         The RSP provides that Common Stock to be awarded may be acquired by the RSP through open-market purchases or from authorized but unissued shares of Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that the Company utilizes authorized but unissued shares to fund RSP awards, the interests of current stockholders will be diluted. If all Plan Share Awards are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 3.9%. It is the Company's present intention to fund the RSP through open-market purchases of Common Stock.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of transfer of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of transfer of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Approval

         The Company is submitting the RSP to stockholders for approval to enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the 1934 Act. The affirmative vote of the majority of votes cast at the Meeting, in person or by proxy, is required to constitute stockholder approval of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Crisp Hughes Evans LLP, was the Company's independent public accountant for the 1997 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with Crisp Hughes Evans LLP to be its auditors for the fiscal year ended December 31, 1998. A representative of Crisp Hughes Evans LLP is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crisp Hughes Evans LLP, as the Company's auditors for the fiscal year ending December 31, 1998.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, will be mailed to all stockholders of record as of the close of business on April 10, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 632 East Elk Avenue, Elizabethton, Tennessee 37643, no later than December 18, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SFB BANCORP, INC., 632 EAST ELK AVENUE, ELIZABETHTON, TENNESSEE 37643.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Peter W. Hampton, Jr.
                                              Peter W. Hampton, Jr.
                                              Secretary

Elizabethton, Tennessee
April 17, 1998

--------------------------------------------------------------------------------
                                SFB BANCORP, INC.
                               632 EAST ELK AVENUE
                          ELIZABETHTON, TENNESSEE 37643
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 1, 1998
--------------------------------------------------------------------------------


         The undersigned hereby appoints the Board of Directors of SFB Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of the Company, 632 East Elk Avenue, Elizabethton, Tennessee, on June 1, 1998, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                           FOR  WITHHELD
                                                           ---  --------

1. The election as directors of the nominees
   listed below (except as marked to the                   |_|     |_|
   contrary below):

   John R. Crockett, Jr.
   Julian T. Caudill

   (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

   -----------------------------------------------------------------------------

                                                           FOR  AGAINST  ABSTAIN
                                                           ---  -------  -------
2. The approval of the SFB Bancorp, Inc.
   1998 Stock Option Plan.                                 |_|     |_|     |_|

3. The approval of the Security Federal Bank
   Restricted Stock Plan.                                  |_|     |_|     |_|

4. The  ratification  of the  appointment  of
   Crisp Hughes Evans LLP as independent
   auditors of SFB Bancorp, Inc. for the
   fiscal year ending December 31, 1998.                   |_|     |_|     |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.

          The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 17, 1998 and the 1997 Annual Report.



Dated:                              , 1998
       -----------------------------


-----------------------------------      ---------------------------------------
PRINT NAME OF STOCKHOLDER                PRINT NAME OF STOCKHOLDER


-----------------------------------      ---------------------------------------
SIGNATURE OF STOCKHOLDER                 SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                       Exhibit A

                                   SFB BANCORP

                             1998 STOCK OPTION PLAN


         1. Purpose of the Plan. The Plan shall be known as the SFB Bancorp ("Company") 1998 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, key employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

          2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

                  (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

                  (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

                  (c) "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  (e) "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

                  (f) "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

                  (g) "Company" shall mean the SFB Bancorp, Inc., the parent corporation of the Savings Bank, or any successor or Parent thereof.

                  (h) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

                  (i) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

                  (j) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Company from time to time.

                  (k) "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

                  (l) "Dividend Equivalent Rights" shall mean the rights to receive a cash payment in accordance with Section 12 of the Plan.

                  (m) "Effective Date" shall mean the date specified in Section 15 hereof.

                  (n) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

                  (o) "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

                  (p) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

                  (q) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

                  (r)  "Option"   shall  mean  an  Incentive   Stock  Option  or
Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

                  (s) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

                  (t) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

                  (u) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

                  (v) "Participant" means any director, officer or key employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

                  (w) "Plan" shall mean the SFB Bancorp, Inc. 1998 Stock Option Plan.

                  (x) "Retirement" shall mean termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Company or the Savings Bank. Service to the Company or the Savings Bank rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

                  (y)  "Savings   Bank"  shall  mean   Security   Federal  Bank,
Elizabethton, Tennessee, or any successor corporation thereto.

                  (z) "Share" shall mean one share of the Common Stock.

                  (aa) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and
(g) of the Code.

          3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 13 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed *76,700 Shares. Such Shares may either be from authorized but unissued shares

--------
* 10% of shares outstanding as of date of Board adoption.

or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

         4.       Six Month Holding Period.

                  Subject to vesting requirements, if applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

          5.      Administration of the Plan.

                  (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.

                  (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

                  The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

                  (c)   Effect   of   Committee's   Decision.   All   decisions,
determinations  and   interpretations  of  the  Committee  shall  be  final  and conclusive on all persons affected thereby.

          6.      Eligibility for Awards and Limitations.

                            (a)  The Committee shall from time to time determine
the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such

Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                           (b)       The aggregate Fair Market Value (determined
as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                           (c) In no  event  shall  Shares  subject  to  Options
granted to non-employee Directors in the aggregate under this Plan exceed more than 28% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein or more than 7.5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 28% of the total number of Shares authorized for delivery under the Plan.

          7. Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to
Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

          8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

                  (a)      Option Price.

                            (i)     The price per Share at which each  Incentive
Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                           (ii) In the case of an Employee who owns Common Stock
representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

                  (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

                  (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

                  (d)  Exercise  Generally.  Except  as  otherwise  provided  in
Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

          9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

                  (a) Options Granted to Directors. Subject to the limitations of Section 6(c), Non- Incentive Stock Options to purchase 5,752 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death, Disability or Retirement of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All Options awarded in accordance with this Section 9(a) as of the Effective Date shall have Dividend Equivalent Rights associated with such Options, as detailed at Section 12 herein. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Savings Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

                  (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

                  (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

                  (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

                  (e) Exercise Generally. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

                  (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

                  (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

         10. Effect of Termination of Employment, Disability, Death and Retirement on Incentive Stock Options.

                  (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

                  (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

                  (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

                  (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

                  (e) Termination of Incentive Stock Options; Vesting Upon Retirement. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period. Notwithstanding the foregoing, the Committee may authorize at the time of the grant of an Option that such Award shall be immediately 100% exercisable upon the Retirement of the Optionee.

         11. Effect of Termination of Employment, Disability, Death or Retirement on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the Retirement or other termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.

         12. Dividend Equivalent Rights. The Committee, in its sole discretion, may include as a term of any Option, the right of the Optionee to receive Dividend Equivalent Rights. Such rights shall provide that upon the payment of a cash dividend on the Common Stock, the holder of such Options shall receive payment of compensation in an amount equivalent to the dividend payable as if such Options had been exercised and such Common Stock held as of the dividend record date. Such rights shall expire upon the expiration or exercise of such underlying Options. Such rights are non-transferable and shall attach to Options whether or not such Options are immediately exercisable. The dividend equivalent payments associated with Options shall be paid to the Option holder within 30 days of the dividend payment date of the Common Stock. All Options granted to non-employee Directors of the Company or the Savings Bank as of the Effective Date in accordance Section 9(a) of the Plan shall have Dividend Equivalent Rights associated with such Options.

         13. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

                  (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

                  (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

                  (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that:

(A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

                  (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

                  (c)  Extraordinary   Corporate  Action.   Notwithstanding  any
provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                            (i)     appropriately adjust the number of Shares of
Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                           (ii)    cancel any or all previously granted Options,
provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                         (iii)    make such other adjustments in connection with
the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

                  (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

                  (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner, except to the extent that the Participant shall otherwise receive payments associated with Dividend Equivalent Rights attributable to such Options with regard to such special or non-recurring cash dividends.

         Except as expressly provided in Sections 13(a), 13(b) and 13(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

         14. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

         15. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the stockholders of the Company. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

         16.   Approval  by   Stockholders.   The  Plan  shall  be  approved  by
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

         17. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

         18. Amendment and Termination of the Plan.

                  (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

                  (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

         19. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

         (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

         (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

         (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

         (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

         (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

         20. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         21. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

         22. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options and Dividend Equivalent Rights under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         23. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Bank or other Subsidiaries.

         24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Tennessee, except to the extent that federal law shall be deemed to apply.

                                                                       Exhibit B

                              Security Federal Bank
                              Restricted Stock Plan
                               and Trust Agreement

                                    Article I

                       ESTABLISHMENT OF THE PLAN AND TRUST

         1.01 Security Federal Bank ("Savings Bank") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

         1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   Article II

                               PURPOSE OF THE PLAN

         2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Savings Bank and its subsidiaries, by providing such personnel of the Savings Bank and its subsidiaries with an equity interest in the parent corporation of the Savings Bank, SFB Bancorp, Inc. ("Parent"), as compensation for their prior and anticipated future professional contributions and service to the Savings Bank and its subsidiaries.

                                   Article III

                                   DEFINITIONS

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         3.01 "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

         3.02 "Board" means the Board of Directors of the Savings Bank, or any successor corporation thereto.

         3.03 "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Parent, Savings Bank or its Subsidiaries.

         3.04 "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Parent or Savings Bank; (ii) the merger or recapitalization of the Parent or the Savings Bank whereby the Parent or Savings Bank is not the surviving entity; (iii) a change in control of the Parent or Savings Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent or Savings Bank by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent or Savings Bank by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

         3.05 "Committee" means the Board of Directors of the Parent or the Restricted Stock Plan Committee appointed by the Board of Directors of the Parent pursuant to Article IV hereof.

         3.06 "Common Stock" means shares of the common stock of the Savings Bank or any successor corporation or Parent thereto.

         3.07 "Conversion" means the effective date of the stock charter of the Savings Bank and simultaneous acquisition of all of the outstanding stock of the Savings Bank by the Parent.

         3.08 "Director" means a member of the Board of the Savings Bank.

         3.09 "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Parent from time to time.

         3.10 "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his current capacity as determined by the Committee.

         3.11 "Employee" means any person who is employed by the Savings Bank or a Subsidiary.

         3.12 "Effective Date" shall mean the date of stockholder approval of the Plan by the Parent's stockholders.

         3.13 "Parent" shall mean SFB Bancorp, Inc., the parent corporation of the Savings Bank.

         3.14 "Participant" means an Employee, Director or Director Emeritus who receives a Plan Share Award under the Plan.

         3.15 "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

         3.16 "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

         3.17 "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

         3.18 "Retirement" means the termination of service in all capacities as an Employee, Director and Director Emeritus following attainment of not less than age 55 and completion of not less than ten years of Service to the Company or the Savings Bank. Service to the Company or the Savings Bank rendered prior to the Effective Date shall be recognized in determining eligibility to meet the requirements of Retirement under the Plan.

         3.19 "Savings Bank" means Security Federal Bank, and any successor corporation thereto.

         3.20 "Subsidiary" means those subsidiaries of the Savings Bank which, with the consent of the Board, agree to participate in this Plan.

         3.21 "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   Article IV

                           ADMINISTRATION OF THE PLAN

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Board of Directors of the Parent or a Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

         4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

         4.03 Limitation on Liability. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Parent and the Savings Bank shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Parent, the Savings Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Notwithstanding anything herein to the contrary, in no event shall the Savings Bank take any actions with respect to this Section 4.03 which is not in compliance with the limitations or requirements set forth at 12 CFR 545.121, as may be amended from time to time.

                                    Article V

                        CONTRIBUTIONS; PLAN SHARE RESERVE

         5.01 Amount and Timing of Contributions. The Board of Directors of the Savings Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Savings Bank to the Trust established under this Plan. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

         5.02 Initial Investment. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Savings Bank as the Trustee shall determine to be appropriate.

         5.03 Investment of Trust Assets. Following approval of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 30,680 shares of Common Stock, representing 4% of the aggregate shares of Common Stock issued by the Parent in the Conversion. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent sufficient to fund the Plan Share Reserve.

         5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   Article VI

                            ELIGIBILITY; ALLOCATIONS

         6.01 Eligibility. Employees and Directors Emeritus are eligible to receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to
Section 6.05.

         6.02 Allocations. The Committee will determine which of the Employees will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Charter or Bylaws of the Savings Bank or its Parent or Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting those Employees and Directors Emeritus to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Employees, the value of their prior and anticipated future services to the Savings Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 30% of the aggregate Plan Shares authorized under the Plan.

         6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

         6.04 Allocations Not Required. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Employees as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Savings Bank at any time, and cease issuing Plan Share Awards.

         6.05 Awards to Directors. Notwithstanding anything herein to the contrary, upon the Effective Date, a Plan Share Award consisting of 2,301 Plan Shares shall be awarded to each Director of the Savings Bank that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the Effective Date and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Further, such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death, Disability or Retirement of such Director or Director Emeritus, or upon a Change in Control of the Savings Bank or Parent. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Savings Bank by the Committee, provided that total Plan Share Awards granted to non-employee Directors of the Savings Bank shall not exceed 28% of the total Plan Share Reserve in the aggregate under the Plan or 7.5% of the total Plan Share Reserve to any individual non-employee Director.

                                   Article VII

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01     Earnings Plan Shares; Forfeitures.

         (a) General Rules. Unless the Committee shall specifically states to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award as of the date of the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

         (b) Revocation for Misconduct. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Parent, Savings Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

         (c) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Parent, Savings Bank or a Subsidiary terminates due to death, Disability or Retirement, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Parent, Savings Bank or Subsidiary and shall be distributed as soon as practicable thereafter.

         (d)   Exception   for   Termination   after  a   Change   in   Control.
Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Parent or Savings Bank and shall be distributed as soon as practicable thereafter.

         7.02 Accrual and Payment of Dividends. A holder of a Plan Share Award, whether or not 100% earned and non-forfeitable, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such cash dividend amounts shall be paid to such Participant, less applicable income tax withholding, within 30 days of the dividend payment date attributable to such dividend

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



payable on the Common Stock. Such payment shall also include an appropriate amount of earnings, if any, of the Trust assets with respect to any cash dividends so distributed.

         7.03     Distribution of Plan Shares.

         (a)  Timing of  Distributions:  General  Rule.  Except as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

         (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Company shall be acquired for cash, all Plan Shares associated with Plan Share Awards, together with any shares representing stock dividends associated with Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

         (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Parent, Savings Bank or Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

         (d) Timing: Exception for 10% Shareholders.  Notwithstanding Subsection
(a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock held by parties other than Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

         (e) Regulatory Exceptions. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations as determined by the Board.

         7.04 Voting of Plan Shares. After a Plan Share Award has become earned and non- forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section

7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.


                                  Article VIII

                                      TRUST

         8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.


         8.02 Management of Trust. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Savings Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

         (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Saving Bank earnings of the Trust attributable to the Plan Share Reserve.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

         8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

         8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Savings Bank.

         8.06 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Savings Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   Article IX

                                  MISCELLANEOUS

         9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Parent.

         9.02 Amendment and Termination of the Plan. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Parent all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board.

         9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, Savings Bank, or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 No Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Parent, Savings Bank, or a Subsidiary thereof.

         9.05 Voting and Dividend Rights. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

         9.06 Governing Law. The Plan and Trust shall be governed by and construed under the laws of the State of Tennessee, except to the extent that Federal Law shall be deemed applicable.

         9.07 Effective Date. The Plan shall be effective as of the date of approval of the Plan by stockholders of the Parent.

         9.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

         9.09 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Savings Bank under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.